UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 22, 2004

El Paso Electric Company

(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas	79901
(Address of principal executive offices)	(Zip Code)

(915) 543-5711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 22, 2004, the Company issued a news release announcing its financial results for the quarter ended September 30, 2004. In addition, the news release disclosed that the Company would restate certain of its prior period financial statements due to the discovery of an error in the balance of certain tax assets relating to alternative minimum tax (“AMT”) carryforwards. The Company has preliminarily determined that its AMT carryforward assets were overstated by $4.5 million. Such overstatement dated back to the Company’s fresh-start accounting upon its emergence from bankruptcy in 1996. The correction of this overstatement will result in the Company writing down its AMT carryforward assets by $4.5 million and writing up its reorganization-related transmission and distribution assets by the same amount. Preliminarily, the Company estimates that the annual net income effect of the restatement for each year from 1996 to the present will be to increase depreciation expense by $0.5 million and reduce net income by $0.3 million on an after-tax basis.

The aforementioned adjustments will be reflected in the Company’s restated financial statements. The Company intends to file an amended annual report on Form 10-K/A for the fiscal year ended December 31, 2003 and amended quarterly reports for the periods ended March 31, 2004 and June 30, 2004. Consequently, the first period in which the balance sheet adjustments are reflected will be for the period ending December 31, 2001. The first period in which the depreciation expense and net income adjustments are reflected in the amended financial statements will be the 2001 financial statements.

A copy of the news release containing the announcement is included as Exhibit 99.01 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

The information in this Form 8-K that is furnished under “Item 2.02, Results of Operations and Financial Condition” and Exhibit 99.01 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.01    News Release, dated October 22, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By: /s/ Terry Bassham

Terry Bassham

Executive Vice President,

Chief Financial and

Administrative Officer

(Duly Authorized Officer and

Principal Financial Officer)

Dated: October 22, 2004